EXHIBIT 23


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CRISP
HUGHES
EVANS                                 Certified Public Accountants & Consultants
LLP
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                                  Affiliated worldwide through AGN International



                         CONSENT OF INDEPENDENT AUDITORS




     As independent auditors, we hereby consent to the incorporation of our report, dated January 25, 2001, by reference in this annual report of SFB Bancorp, Inc. on Form 10-KSB for the year ended December 31, 2000, into the Company's previously filed Form S-8 Registration Statement File No. 333-76337.





                                                    /s/Crisp Hughes Evans LLP
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Asheville, North Carolina
March 22, 2001




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